GOING CONCERN	12 Months Ended
Dec. 31, 2011
GOING CONCERN
GOING CONCERN
NOTE 3 -GOING CONCERN

The Company has continuously incurred losses from operations, has a working capital deficit, and has a significant accumulated deficit. The appropriateness of using the going concern basis is dependent upon the Company's ability to obtain additional financing or equity capital and, ultimately, to achieve profitable operations. These conditions raise substantial doubt about its ability to continue as a going concern.

In this regard, management is proposing to raise any necessary additional funds through loans or through additional sales of its common stock.   There is no assurance that the Company will be successful in raising additional capital to support the financial needs of the Company or that the Company will ever produce profitable operations.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.